Fair value measurement and financial instruments - Schedule of Financial Liabilities Measured on Recurring Basis (Details) - Significant Other Unobservable Inputs (Level 3) - Fair Value, Recurring - USD ($)
$ in Thousands
	Dec. 31, 2021	Dec. 31, 2020
Current liabilities:
Share-settled redemption feature	$ 30,322	$ 0
Other non-current liabilities:
Preferred stock warrant liabilities	3,288	1,140
Total financial liabilities measured and recorded at fair value	$ 33,610	$ 1,140